RESTRUCTURING (Tables)	12 Months Ended
Oct. 29, 2017
Restructuring and Related Activities [Abstract]
Summary of restructuring plan costs and charges
The following table summarizes our restructuring plan costs and charges related to the restructuring plans during the fiscal year ended October 29, 2017 and since inception, which are recorded in restructuring and impairment charges in the Company’s consolidated statements of operations (in thousands):

	Fiscal Year Ended	Costs Incurred To Date (since inception)
	October 29, 2017
General severance	$2,350	$9,694
Plant closing severance	1,539	3,279
Asset impairments	125	5,969
Other restructuring costs	683	1,313
Total restructuring costs	$4,697	$20,255

Summary of restructuring liability and cash payment
The following table summarizes our severance liability and cash payments made pursuant to the restructuring plans from inception through October 29, 2017 (in thousands):

	General Severance	Plant Closing Severance	Total
Balance, November 2, 2014	$—	$—	$—
Costs incurred	3,887	1,575	5,462
Cash payments	(2,941)	(1,575)	(4,516)
Accrued severance(1)	739	—	739
Balance, November 1, 2015	$1,685	$—	$1,685
Costs incurred(1)	2,725	165	2,890
Cash payments	(3,928)	(165)	(4,093)
Balance, October 30, 2016	$482	$—	$482
Costs incurred	2,350	1,539	3,889
Cash payments	(2,549)	(1,539)	(4,088)
Balance, October 29, 2017	$283	$—	$283

(1)
During the second and fourth quarters of fiscal 2015, we entered into transition and separation agreements with certain executive officers. Each terminated executive officer was entitled to severance benefit payments issuable in two installments. The termination benefits were measured initially at the separation dates based on the fair value of the liability as of the termination date and were recognized ratably over the future service period. Costs incurred during fiscal 2016 exclude $0.7 million of amortization expense associated with these termination benefits.